0 [Alcoa logo] 3 rd Quarter Earnings Conference October 9, 2012 Exhibit 99.2

[Alcoa logo]
Cautionary Statement
Forward-Looking Statements
This presentation contains statements that relate to future events and expectations and as such constitute forward-looking statements.  Forward-looking statements include those containing such words as “anticipates,” “estimates,” “expects,” “forecasts,” “intends,” “outlook,” “plans,” “projects,” “should,”
“targets,” “will,” or other words of similar meaning.  All statements that reflect Alcoa’s expectations, assumptions, or projections about the future other than statements of historical fact are forward-looking statements, including, without limitation, forecasts concerning global demand growth for aluminum, end-
market conditions, supply/demand balances, and growth opportunities for aluminum in automotive, aerospace and other applications, trend projections, targeted financial results or operating performance, and statements about Alcoa’s strategies, outlook, and business and financial prospects.  Forward-
looking statements are subject to a number of known and unknown risks, uncertainties, and other factors and are not guarantees of future performance.
Important factors that could cause actual results to differ materially from those in the forward-looking statements include: (a) material adverse changes in aluminum industry conditions, including global supply and demand conditions and fluctuations in London Metal Exchange-based prices for primary aluminum, alumina, and other products, and fluctuations in indexed-based and spot prices for alumina; (b) deterioration in global economic and financial market conditions generally; (c) unfavorable changes in the markets served by Alcoa, including automotive and commercial transportation, aerospace, building and construction, distribution, packaging, defense, and industrial gas turbine; (d) the impact of changes in foreign currency exchange rates on costs and results, particularly the Australian dollar, Brazilian real, Canadian dollar, euro, and Norwegian kroner; (e) increases in energy costs, including electricity, natural gas, and fuel oil, or the unavailability or interruption of energy supplies; (f) increases in the costs of other raw materials, including calcined petroleum coke, caustic soda, and liquid pitch; (g) Alcoa’s inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations (including moving its alumina refining and aluminum smelting businesses down on the industry cost curves and increasing revenues in its Global Rolled Products and Engineered Products and Solutions segments) anticipated from its restructuring programs and productivity improvement, cash sustainability, and other initiatives; (h) Alcoa's inability to realize expected benefits, in each case as planned and by targeted completion dates, from sales of non-core assets, such as the announced sale of the Tapoco hydroelectric project, or from newly constructed, expanded, or acquired facilities, such as the upstream operations in Brazil and the investments in hydropower projects in Brazil, or from international joint ventures, including the joint venture in Saudi Arabia; (i) political, economic, and regulatory risks in the countries in which Alcoa operates or sells products, including unfavorable changes in laws and governmental policies, civil unrest, or other events beyond Alcoa’s control; (j) the outcome of contingencies, including legal proceedings, government investigations, and environmental remediation; (k) the business or financial condition of key customers, suppliers, and business partners; (l) adverse changes in tax rates or benefits; (m) adverse changes in discount rates or investment returns on pension assets; (n) the impact of cyber attacks and potential information technology or data security breaches; and (o) the other risk factors summarized in
Alcoa's Form 10-K for the year ended December 31, 2011 and other reports filed with the Securities and Exchange Commission.  Alcoa disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law.
Non-GAAP Financial Measures
Some of the information included in this presentation is derived from Alcoa’s consolidated financial information but is not presented in Alcoa’s financial statements prepared in accordance with U.S. generally accepted accounting principles (GAAP).  Certain of these data are considered “non-GAAP financial measures” under SEC rules.  These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the
GAAP measure.  Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found in the Appendix to this presentation and on our website at www.alcoa.com under the “Invest” section.  Any reference during the discussion today to EBITDA means adjusted EBITDA, for which we have provided calculations and reconciliations in the Appendix and on our website.

2 [Alcoa logo] Chuck McLane Executive Vice President and Chief Financial Officer October 9, 2012

3
[Alcoa logo]

rd
Quarter 2012 Financial Overview
See appendix for reconciliations to GAAP and additional information
Loss from Continuing Operations                                $0.13 per share;
Excluding                   restructuring         other special items:
•
Income from continuing operations      $32 million, or $0.03 per share
Revenue
Adjusted EBITDA
Upstream                                  sequential performance improvement
Midstream and Downstream                 record third quarter
Days Working Capital                        record low third quarter
Debt-to-Capital                   Net Debt-to-Capital
Cash on hand of $1.4 billion
at $5.8 billion
of $143 million, or
impact of
of $282 million
delivers significant
achieved
at 33 days, a
of 36.1%,
of 32.4%
and
of
results

[Alcoa logo]
Income Statement Summary
$ Millions, except per-share amounts
3Q11
Actual
2Q12
Actual
3Q12
Actual
Sequential
Change
Sales $6,419 $5,963 $5,833 ($130)
Cost of Goods Sold $5,290 $5,154 $5,266 $112
82.4% 86.4% 90.3% 3.9 % pts.
Selling, General Administrative, Other $261 $245 $234 ($11)
4.1% 4.1% 4.0% (0.1 % pts.)
Other Expenses (Income), Net $31 $22 ($2) ($24)
Restructuring and Other Charges $9 $15 $2 ($13)
Effective Tax Rate 19.6% (216.7%) 15.9% 232.6 % pts.
Income (Loss) from Continuing  Operations $172 ($2) ($143) ($141)
Income (Loss) Per Diluted Share $0.15 $0.00 ($0.13) ($0.13)
Income Statement Summary
COGS % Sales
SGA % Sales

[Alcoa logo]
Restructuring and Other Special Items
$ Millions, except per-share amounts
2Q12 3Q12
Income Statement
Classification
Segment
Loss from Continuing Ops ($2) ($143)
Loss Per Diluted Share $0.00 ($0.13)
Environmental Reserve
($13) ($120)
COGS Corporate
Litigation Reserve
($18) ($15)
COGS Corporate
Massena Fire
($12) ($9)
Revenue, COGS and
Other Income/Expense
Primary
Metals/EPS
Discrete Tax Items ($10) ($26) Income Taxes Corporate
Mark-to-Market Energy Contracts - ($3) Other Income/Expense Corporate
Restructuring-Related ($10) ($2)
Restructuring and
Other Charges
Corporate
Special Items ($63) ($175)
Income from Continuing Ops excl Special Items $61 $32
Income per Diluted Share excl Special Items $0.06 $0.03
See appendix for Adjusted income reconciliation

[Alcoa logo]
Income from Continuing Operations Excluding Restructuring & Other Special Items ($ millions)
-$94m +$86m -$21m
32
61
3Q 2012 Cost
Increases
/ Other
24
Raw
Materials
3
Productivity
55
34
Volume
3
Currency
3
LME 2Q 2012
3 Quarter 2012 vs. 2 Quarter 2012 Earnings Bridge
See appendix for Adjusted income reconciliation
91
Price
/Mix
rd
nd

[Alcoa logo]
Alumina
Higher shipments stemming from prior quarter shipping
delays
Price/mix driven by stable API pricing despite LME
decline
Continued productivity improvements
Energy improvements driven by lower fuel oil prices
Working capital improved 1 day vs. prior year quarter
3    Quarter Results 3 Quarter Business Highlights
3 Quarter Performance Bridge 4    Quarter Outlook
Alumina Q3 Results and Q4 Outlook
3Q 11 2Q 12 3Q 12
Production (kmt) 4,140 4,033 4,077
3   Party Shipments (kmt) 2,256 2,194 2,368
3 Party Revenue ($ Millions) 879 750 764
ATOI ($ Millions) 154 23 (9)
$16
Currency
-$11
LME 3Q
2012
-$9
Raw
Materials
-$4
Energy
$3
Productivity
$23
Price
/  Mix
$32
Volume
-$91
2Q
2012
Market
Performance
+$70m -$102m
40% of 3 party shipments on spot or alumina price
index with 30 day lag
Other pricing to follow two-month lag to LME
34% of LME sensitivity driven by alumina segment
Caustic pricing expected to remain level
API pricing has remained flat as LME has increased
since early September
Productivity gains to continue
rd
rd
rd
th
rd
rd
rd
$23

[Alcoa logo]
3 Quarter Performance Bridge
Production decreased due to curtailments in Spain
and Italy
Price/Mix driven by improving regional premiums
Continued productivity improvements
Raw materials driven by higher API related alumina
costs,
partially offset by improving coke and pitch
prices
3 Quarter Results 3 Quarter Business Highlights
4 Quarter Outlook
Pricing to follow 15 day lag to LME
Curtailments
continue with expected negative $15m
ATOI impact
Expected to close US hydropower asset sale by the
end of the quarter
Productivity gains to continue
Market
Performance
Primary Metals
Primary Metals Q3 Results and Q4 Outlook
3Q 11 2Q 12 3Q 12
Production (kmt) 964 941 938
3 Party Shipments (kmt) 754 749 768
3 Party Revenue ($ Millions) 2,124 1,804 1,794
3 Party Price ($/MT) 2,689 2,329 2,222
ATOI ($ Millions) 110 (3) (14)
Market
-$3
+$27m
-$38m
2Q
2012
-$19
Energy
Cost
Decrease
$8
Raw
Materials
3Q
2012
-$14
-$1
Prod-
uctivity
$27
Price /
Mix
$13
Volume
-$1
Currency
-$2
LME
-$36
rd
th
rd
rd
rd
rd
rd
Working capital improved 4 days vs. prior year quarter

[Alcoa logo]
See appendix for Adjusted EBITDA reconciliation
3Q Record ATOI and adjusted EBITDA per metric ton
ATOI up 63% YOY quarter
Demand increases in can stock, mainly in NA
Continued strong demand in Aero and Auto
Europe seasonal summer plant shutdowns and
weaker demand in NA Industrial
Working capital improved 5 days vs. prior year quarter
Aerospace and automotive demand remain strong
Seasonal demand decrease in packaging
European and NA Industrial markets weakening;
increasing pricing pressure and demand reduction
Slower growth rates in China and Russia
Continuing to deliver improving days working capital
Global Rolled Products
Global Rolled Products Q3 Results and Q4 Outlook
ATOI ($ Millions) 3Q 11 2Q 12 3Q 12
Global Rolled Products,
excl Russia, China & Other
56 89 89
Russia, China & Other 4 6 9
Total ATOI 60 95 98
Adjusted EBITDA/mt 313 390 395
3 Quarter Results 3 Quarter Business Highlights
4 Quarter Outlook
$98
$95
$19
3Q 2012 2Q 2012
-$2
Currency
-$10
-$4
Volume
3 Quarter Performance Bridge
rd
rd
th
Price/
Mix
Cost
Increase
rd

[Alcoa logo]
Engineered Products and Solutions
Engineered Products and Solutions Q3 Results and Q4 Outlook
Record 3Q ATOI driven by productivity offsetting
seasonal declines
in building & construction and
weakness in commercial transportation
Record quarterly
adjusted EBITDA margin at 20.3%
$13 million of favorable productivity
Continued weaker Building & Construction market in
Europe
Weaker Heavy Duty truck build rates in NA and
Europe
Weaker global industrial market
Share gains through innovation continue across all
market sectors
Productivity gains to continue
See appendix for Adjusted EBITDA reconciliation
($ Millions) 3Q 11 2Q 12 3Q 12
3 Party Revenue 1,373 1,420 1,367
ATOI 138 160 160
Adjusted EBITDA Margin 17.8% 19.4% 20.3%
3 Quarter Results 3   Quarter Business Highlights
4   Quarter Outlook 3   Quarter Performance Bridge
$7
$13
$160
-$11
-$8
-$1
$160
rd
rd
rd
th
rd

[Alcoa logo]
($ Millions) 3Q11 2Q12 3Q12
Net Income (Loss)
$225 ($19) ($175)
DD&A
$377 $364 $366
Change in Working Capital
($93) ($147) $88
Pension Contributions
($114) ($139) ($163)
Taxes / Other Adjustments
$94 $478 $147
Cash from Operations
$489 $537 $263
Dividends to Shareholders
($33) ($33) ($32)
Change in Debt
$72 ($143) ($273)
Distributions to Noncontrolling Interest
($66) ($44) ($1)
Contributions from Noncontrolling Interest
$8 $20 $22
Other Financing Activities
($8) $2 $2
Cash from Financing Activities
($27) ($198) ($282)
Capital Expenditures
($325) ($291) ($302)
Other Investing Activities
($42) ($63) $40
Cash from Investing Activities
($367) ($354) ($262)
3Q12 FCF
($39) million
$1.4 billion
of cash
DWC 5 Day
reduction
vs. 3Q 2011
3
rd
Quarter 2012 Cash Flow Overview
3    Quarter 2012 Cash Flow
See appendix for Free Cash Flow and Net Debt-to-Capital reconciliations
Debt-to-Cap
at 36.1%;
Net Debt-to-
Cap at 32.4%
Overview
rd

[Alcoa logo]
Continued Sustainable Reductions in DWC
Days Working Capital since Fourth Quarter 2008
33 33
32
38
38
39
43
44
41
48
50
55
20
25
30
35
40
45
50
55
-5 days
27
30
33
43
3 days
lower
10 days
lower
3 days
lower
Record Low
3
rd
Quarter

[Alcoa logo]
(Loss) Income from Continuing Operations excl.
restructuring and other special items
Free Cash Flow
Cash on Hand Debt ($ Millions) and Debt-to-Capital (%)
Proven Cash Sustainability Efforts Enhance Liquidity
($ Millions)
See appendix for reconciliations to GAAP and additional information
Income and Liquidity Performance Overview
32
61
105
-34
165
364
317
223
96
139
101
9
39
-256
-477
-221
-39
246
-506
656
164
526
-440
1,005
176
87
-22
761
-186
-90
-742
-409
1,432
1,712
1,749
1,939
1,332
1,260
887
1,543
843
1,344
1,292
1,481
1,066
851
1,131
762
9,524 9,542
9,743
9,371
9,311
9,348
9,294
9,800
9,757
9,819
10,073
10,265
10,205
10,578
9,309
9,165
42.5%
38.7%
34.9%
35.3%
36.1%
Debt to Cap Gross Debt
($ Millions)
($ Millions)
3Q
12
2Q
12
1Q
12
4Q
11
3Q
11
2Q
11
1Q
11
4Q
10
3Q
10
2Q
10
1Q
10
4Q
09
3Q
09
2Q
09
1Q
09
4Q
08
3Q
12
2Q
12
1Q
12
4Q
11
3Q
11
2Q
11
1Q
11
4Q
10
3Q
10
2Q
10
1Q
10
4Q
09
3Q
09
2Q
09
1Q
09
4Q
08
3Q
12
2Q
12
1Q
12
4Q
11
3Q
11
2Q
11
1Q
11
4Q
10
3Q
10
2Q
10
1Q
10
4Q
09
3Q
09
2Q
09
1Q
09
4Q
08
3Q
12
2Q
12
1Q
12
4Q
11
3Q
11
2Q
11
1Q
11
4Q
10
3Q
10
2Q
10
1Q
10
4Q
09
3Q
09
2Q
09
1Q
09
4Q
08

[Alcoa logo]
Continuing to Execute in a Challenging Environment
Achieving Targets Executing Our Strategy
Significant sequential
performance
improvement in the
upstream
Restructuring through
executed curtailments
Record 3Q ATOI and
adjusted EBITDA/mt
in the
midstream
Record 3Q adjusted
EBITDA margins in the
downstream
Productivity continues
Record 3Q Days Working
Capital
30-35%
$1.7B
$800M
$50M
1.5
days
Positive Free Cash Flow
Delivering Results
Productivity
Overhead
Working Capital
Capital Spend
and Investments
Maintain
Debt-to-Capital

15 [Alcoa logo] Klaus Kleinfeld Chairman and Chief Executive Officer October 9, 2012

[Alcoa logo]
Source: Alcoa analysis
Alcoa End Markets: Current Assessment of 2012 vs. 2011
North America China Global Europe
4%-8%
prod growth
13%-14%
sales growth
2%-3%
sales growth
2.5%-3.5%
sales growth
3%-5%
airfoil market
growth rate
4%-7%
prod growth
5%-8%
sales growth
7%-8%
sales growth
18%-21%
prod decline
4%-5%
sales growth
8%
sales decline
4%-9%
prod decline
8%-11%
prod decline
11%-15%
prod growth
2%-4%
prod growth
5%
sales decline
-1%-0%
sales flat
Aerospace
Automotive
Heavy Truck &
Trailer
Beverage Can
Packaging
Commercial
Building and
Construction
Industrial Gas
Turbine
2012 Market Conditions
7%-9%
prod decline

[Alcoa logo]
9%
-2%
4%
5%
6%
6%
1%
5%
20.7
6.5
5.9
5.6
3.5
1.9
1.0
0.9
2012 Primary Aluminum Consumption (mmt), Annualized Growth (%) and Change (% pts) by Region
2012 Consumption
(3Q12 estimate)
Source: Alcoa analysis
Global Aluminum Demand Grows 6% Amid Volatile Environment
Russia
Brazil
India
Other
(1)
Asia ex.China
North America
Europe
China
46.1 mmt
2012 Growth (vs. 2011)
(3Q12 estimate)
Change in Growth
(H1 to H2 in % pts.)
Average: 6%
0%
6%
2%
2%
2%
0%
2%
Russia
Brazil
India
Asia ex.China
North America
Europe
China
4%
Other
(1)
Notes: (1) ‘Other’ consists of: Middle East, Latin America ex Brazil and Rest of the World (ROW)

[Alcoa logo]
2012E Alumina Supply/Demand Balance (kmt)
Source: Alcoa estimates, Brook Hunt, CRU, CNIA, IAI
(000 mt) China Rest of World
Aug 2012 Annualized Rate 37,400 54,300
2012 Production to be added 300 300
2012 Capacity to be curtailed (1,000) (50)
Imports/(Exports) 4,100 (4,100)
Total Supply 40,800 50,450
Demand (40,200) (50,650)
Net  Balance 600 (200)
Alumina and Aluminum Markets Essentially Balanced
Supply and Demand Analysis
(000 mt) China Rest of World
Aug 2012 Annualized Rate 19,824 24,763
2012 Production to be added 1,296 295
2012 Capacity to be curtailed (320) (55)
Total Supply 20,800 25,003
Demand (20,700) (25,365)
Net  Balance 100 (362)
Surplus
400
Supply
Demand Supply
Demand
Deficit
(262)
2012E Aluminum Supply/Demand Balance (kmt)

[Alcoa logo]
Tight Physical Market Drives Record Premiums
Source: Alcoa estimates, LME, SHFE, IAI, Marubeni, Platt’s Metals Week and Metal Bulletin
Regional Premiums over time
$ per metric
ton
$ per metric
ton

[Alcoa logo]
Currently Inventory Levels Are Not Driving the Price
Global Inventories Decline
27 days from ‘09 peak
Flat from 2Q’12
Days of
Consumption
80 days
LME Price
$2,686/MT
Days of
Consumption
102 days
LME Price
$2,214/MT
Days of
Consumption
75 days
LME Price
$2,112/MT
Global Inventories vs. LME Price over time
Days of
Consumption
LME Price
Source: Alcoa estimates, LME, SHFE, IAI, Marubeni, Platt’s Metals Week and Metal Bulletin

[Alcoa logo]
LME Price Remains Decoupled From Market Fundamentals
LME Cash versus Quarterly Supply/Demand Balance
Price SYNCHRONIZED with fundamentals DECOUPLED
LME Price
Supply/
Demand
Sources:  Alcoa estimates, Brook Hunt, CRU, Harbor

[Alcoa logo]
Broad Market Sentiment Continues to Dominate Price
Source: Bloomberg
Sept 12
th
German court ruling
LME $2,075
Sept 7
th
China stimulus plan
LME $1,988
Sept 6
th
ECB bond buying program
LME $1,963
Sept 13
th
QE3
LME $2,082
10-Sep-12 17-Sep-12 24-Sep-12
Movement in LME Cash Prices After Economic Announcements
[Alcoa logo]

[Alcoa logo]
Market Fundamentals Intact; Macro Factors Influence Price
Movement in LME Cash Prices After Economic Announcements
Supply and Demand Analysis
Global Inventories vs. LME Price over time
Regional Premiums Over Time
Market Effectively Balanced Premiums Remain At Record High
Inventories Down
Market Sentiment Dominates Price
0
10
20
30
40
50
60
70
80
90
100
Days of
Consumption
$1,250
$1,450
$1,650
$1,850
$2,050
$2,250
$2,450
$2,650
$2,850
$3,050
$3,250
LME Price
Days of
Consumption
102 days
LME Price
$2,214/MT
Days of
Consumption
80 days
LME Price
$2,686/MT
Days of
Consumption
75 days
LME Price
$2,112/MT
Global
Inventories Decline
27 days from ‘09 peak
Flat from 2Q’12
Off Exchange Producer Japan Port China ex SRB LME On Warrant Cancelled Warrants LME 3 Mon

[Alcoa logo]
~40% of
customers on
API or spot
basis by YE
Alumina:  Improving Performance Through Margin Focus
Notes:  See appendix for Adjusted EBITDA reconciliations
Adjusted EBITDA per MT Aligning Prices With Market Fundamentals
Five Year Plan To Improve Cost Competitiveness
Executing on the Strategy
Alumina Performance Overview
2010 Strategy Executed
30
th
25
th
20
th
23
rd
30
th
Projecting
1-3% points
by end 2013
Refining Cost Curve
Avg. Adj. EBITDA/MT LME
1,433
1,350
YTD
2012
1,664
1,900
Source: API estimate:  Alcoa analysis, ABARE, Baltic  Exchange, CRU, Metal Bulletin, PACE
Curtailments complete: 390kmt curtailed
Productivity gains : $320m since 2010
Driving to API Pricing : ~40% tied to spot or
index-based pricing by the end of 2012
-8 days DWC from Q3
2010:
~$115m in cash
Saudi Arabia project: on schedule and budget
10-YR Average ~ $67/MT

[Alcoa logo]
2010 Strategy Executed
50
th
45
th
40
th
41
st
51
st
Projecting
3-6% points
by end 2013
Adjusted EBITDA per MT Optimizing Cast House Profitability
Taking Action to Move Down the Cost Curve Executing Our Strategy
Smelting Cost Curve
Primary Metals: Driving Long-Term Improvements
Notes:  See appendix for Adjusted EBITDA reconciliations
Primary Metals Performance Overview
10-YR Average ~ $374/MT
Billet
Slab
T-Bar
Foundry
Rod
$375M
Margin*
2011 through
YTD Sept 2012
Avg. Adj. EBITDA/MT LME
YTD
2012
2011 2010 2009
-159
1,664
2008 2007 2006
784
2,570
2005
1,900
2004 2003
1,433
2002
1,350
Curtailments: Italy more than 70% curtailed
Productivity gains : $385m since 2010
Improving our cost of
power:
USA (Intalco and
Mt. Holly), Australia and Brazil
-9 days DWC from Q3
2010:
~$240m in cash
Saudi Arabia project: on schedule and budget
*  Margin refers to incremental valued added product margin over P1020 primary aluminum

[Alcoa logo]
Generating Record Adjusted EBITDA per MT 2012 YTD 3
rd
Party Sales by Market
Davenport auto expansion on time & on budget Delivering Results
Global Rolled Products: Leveraging Our Strategic Asset Base
See appendix for Adjusted EBITDA reconciliations
Avg. Adj. EBITDA/MT
405
327
314
119
108
226
276
249 253
273
2010 2011 YTD
2012
2002 2009 2008 2007
201
2006 2005 2004 2003
10-YR Average ~ $235/MT
Global Rolled Products Performance Overview
Record YTD adjusted EBITDA/ton: $405/MT
Aero and Auto driving profitable growth
Productivity
gains:
$218m since 2010
-3 days DWC from Q3
2010:
~$60m in cash
85%
Utilization
Other
2%
B&C
4%
Commercial Transport
5%
Automotive
8%
Aerospace
14%
Industrial Products
24%
Packaging
43%
1
st
coils to be
shipped Dec
2013

[Alcoa logo]
Engineered Products & Solutions: Continuing to Grow Profitably
* Alcoa 10/10/2012 Edit: Substituted generic photo which focuses on the blade section of the engine
Setting Record Adjusted EBITDA Margins
Al Solutions meet Commercial Aerospace Goals Strong Platform for Profitable Growth
Record
YTD adjusted EBITDA margins
Productivity gains: $350 million since 2010
Continued strength in global aerospace
market driving profitable growth
Share gains through innovation accelerate
growth across all markets
78%
Aerospace
Utilization
65% Other
Utilization
Engineered Products and Solutions Performance Overview
Adj. EBITDA Margin
20%
18%
17%
13%
15%
13%
12%
11%
12%
9%
8%
2008 2007 2006 2005 2004 2003 2002 YTD
2012
2011 2010 2009
6%
Other
Automotive
3%
IGT
7%
Commercial Transport
17%
B&C
18%
Aerospace
49%
$4.6
Al 2026 Stringers
~3.5%
Sharklet
Al 2060 Fan Blade
~15%
*
Notes:  See appendix for Adjusted EBITDA reconciliations
2012 YTD 3
rd
Party Sales by Market
3.7% Higher strength to
weight  ratio
Ultra efficient, light
weight, low speed
blade
Fuel burn reduction
Fuel burn reduction

[Alcoa logo]
Regulation and Market Preference Drives Aluminum Demand
Source: Consumer Reports, The Aluminum Association, Ducker Research,  Alcoa Analysis
Changing Regulations…
US Corporate Average
Fuel Economy (MPG)
Percentage of consumers willing to pay
more for fuel-efficiency
2011
83%
2008
54%
54.5
35.5
27.2
+100%
2025 2016 2011
…Shifting Buying Behavior…
+31%
37%
of  consumers rank
fuel economy as the #1
factor in buying decision
…Drive Substitution
7.5X
increase
Global Auto Body Sheet
Consumption (KMT)
800
200
2020
1,500
2016 2011

[Alcoa logo]
Macro Trumps Ali Fundamentals
Controlling Our Own Destiny in a Challenging Environment
Sentiment Drives Price
Demand Solid; Markets
Effectively Balanced
Delivering Results Capturing Future Growth
Upstream
delivers $98M in
performance improvement
quarter over quarter
Restructuring
high cost
assets
through executed
curtailments
Global Rolled Products:
Record YTD ATOI and
adjusted EBITDA of $405
per metric ton
Engineered Products and
Solutions:
Highest
quarterly
adjusted EBITDA Margin
ever
of 20.3%
Record low
third quarter
Days Working Capital
Lightweighting With Aluminum
Necessary to Meet Market Demands
37% of  consumers
rank fuel economy as
the #1 factor in buying
decision

[Alcoa logo] [Alcoa logo] 30

31 [Alcoa logo] Kelly Pasterick Director, Investor Relations Alcoa 390 Park Avenue New York, NY 10022-4608 Telephone: (212) 836-2674 www.alcoa.com Additional Information

[Alcoa logo]
Annual Sensitivity Summary
Currency Annual Net Income Sensitivity
+/- $100/MT = +/- $220 million
LME Aluminum Annual Net Income Sensitivity
Australian $ +/- $11 million
per 0.01 change in USD / AUD
Brazilian $ +/- $  3 million
per 0.01 change in BRL / USD
Euro € +/- $  2 million
per 0.01 change in USD / EUR
Canadian $ +/- $  5 million
per 0.01 change in CAD / USD
Norwegian Kroner +/- $  5 million
per 0.10 change in NOK / USD

[Alcoa logo]
Revenue Change by Market
(2%)
(5%)
(1%)
(13%)
(8%)
2%
(1%)
(10%)
2%
(1%)
9%
2%
(8%)
(10%)
(16%)
(1%)
(6%)
(19%)
(13%)
(16%)
3Q’12 Third-Party Revenue
Sequential
Change
Year-Over-Year
Change
16%
3%
6%
5%
8%
2%
14%
2%
13%
31%
Aerospace
Automotive
B&C
Comm. Transport
Industrial Products
IGT
Packaging
Distribution/Other*
Alumina
Primary Metals

[Alcoa logo]
Reconciliation of ATOI to Consolidated Net Income (Loss)
Attributable to Alcoa
(in millions)
1Q11 2Q11 3Q11 4Q11 2011 1Q12 2Q12 3Q12
   Total segment ATOI $     555  $     635  $     462  $     241  $  1,893  $     296  $     275  $     235
   Unallocated amounts (net of tax):
      Impact of LIFO (24) (27) 2 11 (38) – 19 (7)
      Interest expense (72) (106) (81) (81) (340) (80) (80) (81)
      Noncontrolling interests (58) (55) (53) (28) (194) (5) 17 32
      Corporate expense (67) (76) (76) (71) (290) (64) (69) (62)
      Restructuring and other charges (6) (22) (7) (161) (196) (7) (10) (2)
      Discontinued operations (1) (4) – 2 (3) – – –
      Other (19) (23) (75) (104) (221) (46) (154) (258)
   Consolidated net income (loss) attributable to
Alcoa $     308 $     322 $     172 $    (191) $     611 $       94 $        (2) $    (143)

[Alcoa logo]
Reconciliation of Adjusted Income
(in millions, except per-
share amounts)
Income (Loss) Diluted EPS
Quarter ended Quarter ended
2011
June 30,
2012 2012 2011
June 30,
2012 2012
Net income (loss)
attributable to Alcoa $     172 $        (2) $    (143) $    0.15 $         – $   (0.13)
Loss from discontinued
operations – – –
Income (loss) from
continuing
operations
attributable to Alcoa 172 (2) (143) 0.15 – (0.13)
Restructuring and
other charges 5 10 2
Discrete tax items* (10) 10 26
Other special items** (2) 43 147
Income from
continuing
operations
attributable to Alcoa
– as adjusted $     165 $     61 $     32 0.15 0.06 0.03
Income from continuing operations attributable to Alcoa – as adjusted is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because management reviews the operating results of Alcoa excluding the impacts of restructuring and other charges, discrete tax items, and other special items (collectively, “special items”).  There can be no assurances that additional special items will not occur in future periods.  To compensate for this limitation, management believes that it is appropriate to consider both Income (loss) from continuing operations attributable to Alcoa determined under
GAAP as well as Income from continuing operations attributable to Alcoa – as adjusted.
* Discrete tax items include the following:
• for the quarter ended September 30, 2012, unbenefitted losses in Italy, China, and Suriname ($35), a benefit as a result of including the anticipated gain from the sale of the Tapoco Hydroelectric Project in the calculation of the estimated annual effective tax rate ($12), and a net charge for other miscellaneous items ($3);
• for the quarter ended June 30, 2012, a charge related to prior year U.S. taxes on certain depletable assets ($8) and a net charge for other miscellaneous items ($2); and
• for the quarter ended September 30, 2011, a net benefit for adjustments made related to the filing of 2010 tax returns in various jurisdictions ($5) and a net benefit for other miscellaneous items ($5).
** Other special items include the following:
• for the quarter ended September 30, 2012, an increase in the environmental reserve mostly related to the Grasse River remediation in Massena, NY and two new remediation projects at the smelter sites in Baie
Comeau, Canada and Mosjøen, Norway ($120), a litigation reserve ($15), uninsured losses related to fire damage to the cast house at the Massena, NY location ($9), and a net unfavorable change in certain mark-to-market energy derivative contracts ($3);
• for the quarter ended June 30, 2012, a litigation reserve ($18), uninsured losses related to fire damage to the cast house at the Massena, NY location ($12), and a net increase in the environmental reserve related to the Grasse River remediation in Massena, NY and remediation at two former locations, East St. Louis, IL and Sherwin, TX ($13); and
• for the quarter ended September 30, 2011, a net favorable mark-to-market change in certain energy derivative contracts ($13) and uninsured losses, including costs related to flood damage to a plant in
Pennsylvania caused by Hurricane Irene, ($11).
September 30, September 30, September 30, September 30,

[Alcoa logo]
Reconciliation of Adjusted Income, continued
Income (loss) from continuing operations attributable to Alcoa – as adjusted is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because management reviews the operating results of Alcoa excluding the impacts of restructuring and other charges, discrete tax items, and other special items (collectively, “special items”). There can be no assurances that additional special items will not occur in future periods. To compensate for this limitation, management believes that it is appropriate to consider both Income (loss) from continuing operations attributable to Alcoa determined under GAAP as well as Income (loss) from continuing operations attributable to Alcoa – as adjusted.
(in millions)
March 31,
2011
June 30,
2011
September 30,
2011
December 31,
2011
March 31,
2012
Net income (loss)
attributable to Alcoa $     308 $     322 $     172 $    (191)      $       94
(Loss) income from
discontinued
operations (1) (4) – 2 –
Income (loss) from
continuing
operations
attributable to Alcoa 309 326 172 (193) 94
Restructuring and
other charges 5 16 5 155 7
Discrete tax items* – – (10) 12 –
Other special items** 3 22 (2) (8) 4
Income (loss) from
continuing
operations
attributable to Alcoa
– as adjusted $     317 $     364 $     165 $      (34) $     105
* Discrete tax items include the following:
     for the quarter ended December 31, 2011, charges for a tax rate change in Hungary and a tax law change regarding the utilization of net operating losses in Italy ($8), a charge related to the 2010 change in the tax treatment of federal subsidies received related to prescription drug benefits provided under certain retiree health benefit plans ($7), and a net benefit for other miscellaneous items ($3); and, for the quarter ended September 30, 2011, a net benefit for adjustments made related to the filing of 2010 tax returns in various jurisdictions ($5) and a net benefit for other miscellaneous items ($5).

** Other special items include the following:
     for the quarter ended March 31, 2012, a net unfavorable change in certain mark-to-market energy derivative contracts;
     for the quarter ended December 31, 2011, a gain on the sale of land in Australia ($18), uninsured losses, including costs related to flood damage to a plant in
Pennsylvania caused by Hurricane Irene, ($14), a net favorable change in certain mark-to-market energy derivative contracts ($8), and the write off of inventory related to the permanent closure of a smelter in the U.S ($4);
     for the quarter ended September 30, 2011, a net favorable mark-to-market change in certain energy derivative contracts ($13) and uninsured losses, including costs related to flood damage to a plant in Pennsylvania caused by Hurricane Irene, ($11);
     for the quarter ended June 30, 2011, a net charge comprised of expenses for the early repayment of Notes set to mature in 2013 due to the premiums paid under the tender offers and call option and gains from the termination of related “in-the-money” interest rate swaps ($32) and a net favorable mark-to-market change in certain energy derivative contracts ($10); and,
     for the quarter ended March 31, 2011, costs related to acquisitions of the aerospace fastener business of TransDigm Group Inc. and full ownership of carbothermic smelting technology from ORKLA ASA ($8) and a net favorable mark-to-market change in certain energy derivative contracts ($5).

[Alcoa logo]
Reconciliation of Adjusted Income, continued
(in millions) Quarter ended
December 31,
2008
March 31,
2009
June 30,
2009
September 30,
2009
December 31,
2009
March 31,
2010
June 30,
2010
September 30,
2010
December 31,
2010
Net (loss) income
attributable to Alcoa $ (1,191)      $    (497)      $    (454)      $       77      $    (277)      $    (201)      $     136      $       61      $     258
(Loss) income from
discontinued
operations (262) (17) (142) 4 (11) (7) (1) – –
(Loss) income from
continuing
operations
attributable to Alcoa (929) (480) (312) 73 (266) (194) 137 61 258
Restructuring and
other charges 614 46 56 1 49 119 20 (1) (8)
Discrete tax items* 65 (28) – – (82) 112 (16) (38) (18)
Other special items** 29 (15) – (35) 308 64 (2) 74 (9)
(Loss) income from
continuing
operations
attributable to Alcoa
– as adjusted $    (221) $    (477) $    (256
)
$       39 $         9 $     101 $     139 $       96 $     223
Income (loss) from continuing operations attributable to Alcoa – as adjusted is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because management reviews the operating results of Alcoa excluding the impacts of restructuring and other charges, discrete tax items, and other special items (collectively, “special items”).  There can be no assurances that additional special items will not occur in future periods.  To compensate for this limitation, management believes that it is appropriate to consider both Income (loss) from continuing operations attributable to Alcoa determined under GAAP as well as Income (loss) from continuing operations attributable to Alcoa – as adjusted.
* Discrete tax items include the following:
• for the quarter ended December 31, 2010, a benefit for the reversal of the remaining valuation allowance related to net operating losses of an international subsidiary ($16) (a portion was initially reversed in the quarter ended  September 30, 2010) and a net benefit for other small items ($2);
• for the quarter ended September 30, 2010, a benefit for the reversal of a valuation allowance related to net operating losses of an international subsidiary that are now realizable due to a settlement with a tax authority ($41), a charge for a tax rate change in Brazil
($11), and a benefit for the recovery of a portion of the unfavorable impact included in the quarter ended March 31, 2010 related to unbenefitted losses in Russia, China, and Italy ($8);
• for the quarter ended June 30, 2010, a benefit for a change in a Canadian provincial tax law permitting tax returns to be filed in U.S. dollars ($24), a charge based on settlement discussions of several matters with international taxing authorities ($18), and a benefit for the recovery of a portion of the unfavorable impact included in the quarter ended March 31, 2010 related to unbenefitted losses in Russia, China, and Italy ($10);
• for the quarter ended March 31, 2010, charges for a change in the tax treatment of federal subsidies received related to prescription drug benefits provided under certain retiree health benefit plans ($79), unbenefitted losses in Russia, China, and Italy ($22), interest due to the IRS related to a previously deferred gain associated with the 2007 formation of the former soft alloy extrusions joint venture ($6), and a change in the anticipated sale structure of the Transportation Products Europe business ($5);
• for the quarter ended December 31, 2009, a benefit for the reorganization of an equity investment in Canada ($71), a charge for the write-off of deferred tax assets related to operations in Italy ($41), a benefit for a tax rate change in Iceland ($31), and a benefit for the reversal of a valuation allowance on net operating losses in Norway ($21);
• for the quarter ended March 31, 2009, a benefit for a change in a Canadian national tax law permitting tax returns to be filed in U.S. dollars; and,
• for the quarter ended December 31, 2008, a charge for non-cash tax on repatriated earnings.
** Other special items include the following:
• for the quarter ended December 31, 2010, a net favorable mark-to-market change in certain energy derivative contracts;
• for the quarter ended September 30, 2010, a net unfavorable mark-to-market change in certain energy derivative contracts ($29), recovery costs associated with the São Luís, Brazil facility due to a power outage and failure of a ship unloader in the first half of 2010
($23), restart costs and lost volumes related to a June 2010 flood at the Avilés smelter in Spain ($13), and a net charge comprised of expenses for the early repayment of Notes set to mature in 2011 through 2013 due to the premiums paid under the tender offers and call option and gains from the termination of related “in-the-money” interest rate swaps ($9);
• for the quarter ended June 30, 2010, a net favorable mark-to-market change in certain energy derivative contracts ($22), a charge for costs associated with the potential strike and successful execution of a new agreement with the United Steelworkers ($13), and a charge related to an unfavorable decision in Alcoa’s lawsuit against Luminant related to the Rockdale, TX facility ($7);
• for the quarter ended March 31, 2010, charges related to unfavorable mark-to-market changes in certain energy derivative contracts ($31), power outages at the Rockdale, TX and São Luís, Brazil facilities ($17), an additional environmental accrual for the Grasse
River remediation in Massena, NY ($11), and the write off of inventory related to the permanent closures of certain U.S. facilities ($5);
• for the quarter ended December 31, 2009, charges related to the European Commission’s ruling on electricity pricing for smelters in Italy ($250), a tax settlement related to an equity investment in Brazil ($24), an estimated loss on excess power at the Intalco smelter ($19), and an environmental accrual for smelters in Italy ($15);
• for the quarter ended September 30, 2009, a gain on an acquisition in Suriname;
• for the quarter ended March 31, 2009, a gain on the Elkem/SAPA AB swap ($133) and a loss on the sale of Shining Prospect ($118); and,
• for the quarter ended December 31, 2008, charges for environmental reserve ($26), obsolete inventory ($16), and accounts receivable reserve ($11), and a refund of an indemnification payment ($24).

[Alcoa logo]
Reconciliation of Alcoa Adjusted EBITDA
($ in millions)
2002 2003 2004 2005 2006 2007 2008 2009 20 10 2011 3Q11 2Q12 3Q12
Net income (loss)
attributable to
Alcoa $     420 $     938 $  1,310 $  1,233 $  2,248 $  2,564 $      (74) $ (1,151) $     254 $     611 $     172 $        (2) $    (143)
Add:
Net income (loss)
attributable to
noncontrolling
interests 181 212 233 259 436 365 221 61 138 194 53 (17) (32)
Cumulative effect
of accounting
changes (34) 47 – 2 – – – – – – – – –
Loss (income)
from discontinued
operations 101 – 27 50 (22) 250 303 166 8 3 – – –
Provision (benefit)
for income taxes 307 367 546 464 853 1,623 342 (574) 148 255 55 13 (33)
Other (income)
expenses , net (175) (278) (266) (478) (236) (1,920) (59) (161) 5 (87) 31 22 (2)
Interest expense 350 314 271 339 384 401 407 470 494 524 125 123 124
Restructuring and
other charges 398 (28) (29) 266 507 268 939 237 207 281 9 15 2
Provision for
depreciation,
depletion, and
amortization 1,037 1,110 1,142 1,227 1,252 1,244 1,234 1,311 1,450 1,479 376 363 366
Adjusted EBITDA $  2,585 $  2,682 $  3,234 $  3,362 $  5,422 $  4,795 $  3,313 $     359 $  2,704 $  3,260 $     821 $     517 $     282
Sales $17,691 $18,879 $21,370 $24,149 $28,950 $29 ,280 $26,901 $18 ,439 $21,013 $24,951 $  6,419 $  5,963 $  5,833
Adjusted EBITDA
Margin 15% 14% 15% 14% 19% 16% 12% 2% 13% 13% 13% 9% 5%
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization.  Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization.  Adjusted EBITDA is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations.  The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

[Alcoa logo]
Reconciliation of Alumina Adjusted EBITDA
($ in millions, except
per metric ton
amounts)
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 3Q11 2Q12 3Q12 3Q12
YTD
After-tax operating
income (ATOI)
$     315
$     415
$     632
$     682
$  1,050
$     956
$     727
$     112
$     301
$     607
$     154
$       23
$        (9)
$       49
Add:
Depreciation,
depletion, and
amortization
139
147
153
172
192
267
268
292
406
444
117
114
120
348
Equity (income)
loss
(1)
–
(1)
–
2
(1)
(7)
(8)
(10)
(25)
(2)
(1)
(2)
(4)
Income taxes       130       161       240       246       428       340       277        (22)        60        179        42        (6)        (22)        (29)
Other        (14)        (55)        (46)          (8)          (6)           2        (26)        (92)          (5)        (44)           –          (3)          (1)          (4)
Adjusted EBITDA $     569 $     668 $     978 $  1,092 $  1,666 $  1,564 $  1,239 $     282 $     752 $  1,161 $     311 $     127 $       86 $     360
Production
(thousand metric
tons) (kmt)
13,027
13,841
14,343
14,598
15,128
15,084
15,256
14,265
15,922
16,486
4,140
4,033
4,077
12,263
Adjusted
EBITDA/Production
($ per metric ton)
$       44
$       48

$       68

$       75

$     110
$     104

$       81

$       20

$       47

$       70

$       75

$       31

$       21

$       29
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization.  Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization.  The Other line in the table above includes gains/losses on asset sales and other nonoperating items.  Adjusted EBITDA is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to
Alcoa’s operating performance and the Company’s ability to meet its financial obligations.  The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

[Alcoa logo]
Reconciliation of Primary Metals Adjusted EBITDA
($ in millions, except
per metric ton
amounts)
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 3Q11 2Q 12 3Q12 3Q12
YTD
After-tax operating
income (ATOI) $     650 $     657 $     808 $     822 $  1,760 $  1,445 $     931 $    (612) $     488 $     481 $     110 $        (3) $      (14) $        (7)
Add:
Depreciation,
depletion, and
amortization 300 310 326 368 395 410 503 560 571 556 137 133 130 398
Equity (income) loss (44) (55) (58) 12 (82) (57) (2) 26 (1) 7 4 9 5 16
Income taxes 266 256 314 307 726 542 172 (365) 96 92 21 (19) (19) (51)
Other (47) 12 20 (96) (13) (27) (32) (176) (7) 2 – (1) 2 1
Adjusted EBITDA $  1,125 $  1,180 $  1,410 $  1,413 $  2,786 $  2,313 $  1,572 $    (567) $  1,147 $  1,138 $     272 $ 119 $ 104 $ 357
Production
(thousand metric
tons) (kmt) 3,500 3,508 3,376 3,554 3,552 3,693 4,007 3,564 3,586 3,775 964 941 938 2,830
Adjusted
EBITDA/Production
($ per metric ton) $     321 $     336 $     418 $     398 $     784 $     626 $     392 $    (159) $     320 $     301 $     282 $     126 $     111 $     126
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization.  Net margin is equivalent to
Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization.
The Other line in the table above includes gains/losses on asset sales and other nonoperating items.  Adjusted EBITDA is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations.  The Adjusted
EBITDA presented may not be comparable to similarly titled measures of other companies.

[Alcoa logo]
Reconciliation of Global Rolled Products Adjusted EBITDA
($ in millions, except
per metric ton
amounts)
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 3Q11 2Q12 3Q12 3Q11
YTD
3Q12
YTD
After-tax operating
income (ATOI)
$     225
$     222
$     254
$     278
$     233
$     178
$        (3)
$      (49)
$     220
$     266
$       60
$       95
$       98
$     240
$     289
Add:
Depreciation,
depletion, and
amortization
184
190
200
220
223
227
216
227
238
237
61
57
57
179
171
Equity loss 4 1 1 – 2 – – – – 3 – 2 1 – 4
Income taxes         90         71         75       121         58         92         35         48         92         104         26         43         44         94         136
Other          (8)          (5)           1           1         20           1           6          (2)           1           1           –           –          (2)           –          (2)
Adjusted EBITDA $     495 $     479 $     531 $     620 $      536 $     498 $     254 $     224 $     551 $     611 $     147 $     197 $     198 $     513 $     598
Total shipments
(thousand metric
tons) (kmt)
  1,814
  1,893
  2,136
  2,250
  2,376
  2,482
  2,361
  1,888
  1,755
  1,866
  469
  505
  501
  1,430
  1,478
Adjusted
EBITDA/Total
shipments ($ per
metric ton)

$     273

$     253

$     249

$     276

$     226

$     201

$     108

$     119

$     314

$     327

$     313

$     390

$     395

$     359

$     405
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization.  Net margin is equivalent to Sales minus the following items:
Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization.  The Other line in the table above includes gains/losses on asset sales and other nonoperating items.  Adjusted EBITDA is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations.  The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

[Alcoa logo]
Reconciliation of Engineered Products and Solutions
Adjusted EBITDA
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization.  Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization.  The Other line in the table above includes gains/losses on asset sales and other nonoperating items.  Adjusted EBITDA is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations.  The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.
($ in millions)
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 3Q11 2Q12 3Q12 3Q11
YTD
3Q12
YTD
After-tax operating
income (ATOI) $       63 $     124 $     156 $     271 $     365 $     435 $     533 $     315 $     415 $     539 $     138 $     160 $     160 $     417 $     475
Add:
Depreciation,
depletion, and
amortization 150 166 168 160 152 163 165 177 154 158 40 39 39 119 118
Equity loss
(income) – – – – 6 – – (2) (2) (1) – – – 1 –
Income taxes 39 55 65 116 155 192 222 139 195 260 67 77 79 201 228
Other 35 11 106 (11) (2) (7) 2 1 – (1) – – (1) (3) (1)
Adjusted EBITDA $     287 $     356 $     495 $     536 $      676 $     783 $     922 $     630 $     762 $     955 $     245 $     276 $     277 $     735 $     820
Total sales $  3,492 $  3,905 $  4,283 $  4,773 $  5,428 $  5,834 $  6,199 $  4,689 $  4,584 $  5,345 $  1,373 $  1,420 $  1,367 $  3,990 $  4,177
Adjusted EBITDA
Margin 8% 9% 12% 11% 12% 13% 15% 13% 17% 18% 18% 19% 20% 18% 20%

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Reconciliation of Free Cash Flow
(in millions)
Quarter ended
March 31,
2011
June 30,
2011
September 30,
2011
December 31,
2011
March 31,
2012
June 30,
2012
September 30,
2012
Cash from
operations
$   (236) $    798 $    489 $ 1,142 $   (236) $    537 $    263
Capital
expenditures (204) (272) (325) (486) (270) (291) (302)
Free cash
flow
$    164 $    656 $   (506) 6 $     (39)
Free Cash Flow is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because management reviews cash flows generated from operations after taking into consideration capital expenditures due to the fact that these expenditures are considered necessary to maintain and expand Alcoa’s asset base and are expected to generate future cash flows from operations.  It is important to note that Free
Cash Flow does not represent the residual cash flow available for discretionary expenditures since other non-discretionary expenditures, such as mandatory debt service requirements, are not deducted from the measure.
$   (440) $    526
$    24

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Reconciliation of Free Cash Flow, continued
(in millions)
Quarter ended
December 31,
2008
March 31,
2009
June 30,
2009
September 30,
2009
December 31,
2009
March 31,
2010
June 30,
2010
September 30,
2010
December 31,
2010
Cash from
operations
$    608 $   (271) $ 328 $    184 $ 1,124 $    199 $    300 $    392 $ 1,370
Capital
expenditures (1,017) (471) (418) (370) (363) (221) (213) (216) (365)
Free cash
flow $   (409) $   (742) $   (90) $   (186) $    761 $     (22) $      87 $    176 $ 1,005
Free Cash Flow is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because management reviews cash flows generated from operations after taking into consideration capital expenditures due to the fact that these expenditures are considered necessary to maintain and expand Alcoa’s asset base and are expected to generate future cash flows from operations.  It is important to note that Free Cash Flow does not represent the residual cash flow available for discretionary expenditures since other non-discretionary expenditures, such as mandatory debt service requirements, are not deducted from the measure.

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Days Working Capital
($ in millions)
Quarter ended
September 30,
2011
June 30,
2012
September 30,
2012
Receivables from customers, less allowances $ 1,943 $ 1,575 $ 1,619
Add: Deferred purchase price receivable * – 141 81
Receivables from customers, less allowances, as adjusted 1,943 1,716 1,700
Add: Inventories 3,194 3,051 2,973
Less: Accounts payable, trade 2,488 2,633 2,590
Working Capital $ 2,649 $ 2,134 $ 2,083
Sales $ 6,419 $ 5,963 $ 5,833
Days Working Capital 38 33 33
Days Working Capital = Working Capital divided by (Sales/number of days in the quarter).
* The deferred purchase price receivable relates to an arrangement to sell certain customer receivables to a financial institution on a recurring basis. Alcoa is adding back this receivable for the purposes of the Days Working Capital calculation.

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Reconciliation of Net Debt-to-Capital
($ in millions)
Quarter ended September 30, 2012
Debt-to-Capital
Cash and Cash
Equivalents
Net Debt-to-
Capital
Total Debt
Short-term borrowings $       591
Commercial paper 43
Long-term debt due within
one year

540
Long-term debt, less amount
due within one year

    8,350

Numerator   $    9,524   $    1,432   $    8,092
Total Capital
Total debt $    9,524
Total equity   16,854
Denominator $  26,378   $    1,432 $  24,946
Ratio 36.1% 32.4%
Net debt-to-capital is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because management assesses Alcoa’s leverage position after factoring in available cash that could be used to repay outstanding debt.